UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

         The following Unaudited Pro Forma Combined Statement of Financial Condition combines the historical financial position of Legg Mason as of December 31, 1999 and the historical financial position of Perigee as of December 31, 1999, giving effect to the Arrangement as if it had been consummated on December 31, 1999.

         The following Unaudited Pro Forma Combined Statements of Earnings combine the historical results of operations of Legg Mason for the year ended March 31, 1999 and the historical results of operations of Perigee for the year ended December 31, 1998 and the historical results of operations of Legg Mason for the nine months ended December 31, 1999 and the historical results of operations of Perigee for the nine months ended December 31, 1999, in each case, after giving effect to the Arrangement as if it had been consummated on April 1, 1998.

         These Unaudited Pro Forma Combined Financial Statements have been prepared by Legg Mason with the assistance of Perigee. These Unaudited Pro Forma Combined Financial Statements are not necessarily indicative of the operating results and financial position that might have been achieved had the Arrangement occurred as of the beginning of the earliest period presented nor are they necessarily indicative of operating results and financial position which may occur in the future.

              PRO FORMA COMBINED STATEMENT OF EARNINGS (UNAUDITED)
                            Year Ended March 31, 1999
              (U.S. dollars in thousands, except per share amounts)

                                           Legg Mason      Perigee
                                          As Reported    As Reported          Pro Forma
                                         March 31, 1999  December 31, 1998     Combined
                                         -----------------------------------------------

Revenues

   Investment advisory and related fees   $   390,216        $ 23,726         $  413,942
   Commissions                                279,136               -            279,136
   Principal transactions                      94,105               -             94,105
   Investment banking                          76,118               -             76,118
   Interest                                   160,292             269            160,561
   Other                                       46,139               -             46,139
                                          ----------------------------------------------
   Total revenues                           1,046,006          23,995          1,070,001
   Interest expense                            94,910              60             94,970
                                          ----------------------------------------------
   Net revenues                               951,096          23,935            975,031
                                          ----------------------------------------------

Non-Interest Expenses
   Compensation and benefits                  584,830               -            584,830
   Occupancy and equipment rental              64,289             311             64,600
   Communications                              47,963               -             47,963
   Floor brokerage and clearing fees            6,677               -              6,677
   Non-cash deferred compensation              10,352               -             10,352
   Other                                       88,210               -             88,210
   General and administrative                       -          10,107             15,544
                                          -----------------------------------------------
   Total non-interest expenses                802,321          10,418            818,176
                                          -----------------------------------------------
Earnings Before Income Taxes                  148,775          13,517            156,855
   Income tax provision                        59,441           6,083             63,536
                                           ----------------------------------------------
Net Earnings                              $    89,334         $ 7,434         $   93,319
                                           ==============================================

Earnings Per Common Share
   Basic                                  $      1.64                         $     1.57
   Diluted                                $      1.55                         $     1.49



        See Notes to Pro Forma Combined Financial Statements (Unaudited)


              PRO FORMA COMBINED STATEMENT OF EARNINGS (UNAUDITED)
                       Nine Months Ended December 31, 1999
              (U.S. dollars in thousands, except per share amounts)


                                           Legg Mason             Perigee
                                          As Reported           As Reported         Pro Forma
                                         December 31, 1999    December 31, 1999      Combined
                                         ----------------------------------------------------

Revenues
  Investment advisory and related fees        $    385,890           $   21,114     $ 407,004
  Commissions                                      248,250                    -       248,250
  Principal transactions                            86,636                    -        86,636
  Investment banking                                47,327                    -        47,327
  Interest                                         156,359                  174       156,533
  Other                                             34,484                    -        34,484
                                         ----------------------------------------------------
  Total revenues                                   958,946               21,288       980,234
  Interest expense                                  93,101                   44        93,145
                                         ----------------------------------------------------
  Net revenues                                     865,845               21,244       887,089
                                         ----------------------------------------------------

Non-Interest Expenses
  Compensation and benefits                        533,513                    -       533,513
  Occupancy and equipment rental                    58,415                  247        58,662
  Communications                                    39,600                    -        39,600
  Floor brokerage and clearing fees                  5,796                    -         5,796
  Non-cash deferred compensation                    (1,063)                   -        (1,063)
  Other                                             71,330                    -        71,330
  General and administrative                             -                8,359         9,239
                                         ----------------------------------------------------
  Total non-interest expenses                      707,591                8,606       717,077
                                         ----------------------------------------------------
Earnings Before Income Taxes                       158,254               12,638       170,012
  Income tax provision                              63,770                5,687        69,456
                                         ----------------------------------------------------
Net Earnings                                  $     94,484          $     6,951     $ 100,556
                                         ====================================================
Earnings Per Common Share:
  Basic                                       $       1.67                          $    1.63
  Diluted                                     $       1.56                          $    1.53


        See Notes to Pro Forma Combined Financial Statements (Unaudited)


         PRO FORMA COMBINED STATEMENT OF FINANCIAL CONDITION (UNAUDITED)
                                December 31, 1999
                           (U.S. dollars in thousands)

                                                               Legg Mason           Perigee
                                                               As Reported         As Reported        Pro Forma
                                                            December 31, 1999   December 31, 1999     Combined
----------------------------------------------------------------------------------------------------------------
Assets
Cash and cash equivalents                                      $      583,730           $   4,165    $   587,895
Cash and securities segregated for regulatory purposes              1,421,657                   -      1,421,657
Resale agreements                                                      85,401                   -         85,401
Receivables:
  Customers                                                         1,205,781               7,056      1,212,837
  Brokers, dealers and clearing organizations                         173,055                   -        173,055
  Others                                                               64,935                   -         64,935
Securities borrowed                                                   468,108                   -        468,108
Securities inventory, at market value                                  55,342                   -         55,342
Investment securities, at market value                                 18,852                   -         18,852
Investments of finance subsidiaries                                   244,212                   -        244,212
Equipment and leasehold improvements, net                              62,037                 695         62,732
Intangible assets, net                                                130,250                   -        145,976
Other                                                                 108,602                 453        109,055
----------------------------------------------------------------------------------------------------------------
                                                               $    4,621,962           $  12,369    $ 4,650,057
================================================================================================================

Liabilities and Stockholders' Equity
Liabilities
Payable:
  Customers                                                    $    2,634,830           $       -    $ 2,634,830
  Brokers and dealers                                                   8,659                   -          8,659
Securities loaned                                                     508,735                   -        508,735
Short-term borrowings                                                 152,583                   -        152,583
Securities sold, but not yet purchased, at market value                 9,730                   -          9,730
Accrued compensation                                                  140,450                   -        140,450
Other                                                                 135,465               7,250        146,366
Notes payable of finance subsidiaries                                 245,106                   -        245,106
Senior notes                                                           99,711                   -         99,711
----------------------------------------------------------------------------------------------------------------
                                                                    3,935,269               7,250      3,946,170
----------------------------------------------------------------------------------------------------------------

Stockholders' Equity
Common stock                                                            5,741               1,551          6,261
Additional paid-in capital                                            236,603                   -        255,603
Deferred compensation and employee note receivable                     (5,265)                  -         (5,265)
Employee stock trust                                                  (26,394)                  -        (26,394)
Deferred compensation employee stock trust                             26,394                   -         26,394
Retained earnings                                                     450,283               3,568        447,957
Accumulated other comprehensive income, net                              (669)                  -           (669)
-----------------------------------------------------------------------------------------------------------------
                                                                      686,693               5,119        703,887
-----------------------------------------------------------------------------------------------------------------
                                                               $    4,621,962           $  12,369    $ 4,650,057
=================================================================================================================

        See Notes to Pro Forma Combined Financial Statements (Unaudited)


          NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)

Note 1. Basis of Presentation

The Merger Agreement provides for the combination of Legg Mason and Perigee in an Arrangement in which each Perigee Shareholder will receive 0.387 of an Exchangeable Share for each Perigee Share held. Each Exchangeable Share will be exchangeable at any time at the option of the holder, on a one-for-one basis, for a Legg Mason Share. The Arrangement is expected to be accounted for as a "pooling-of-interests", and accordingly Legg Mason's historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Perigee.

The pro forma statement of financial condition gives effect to the Arrangement as if it had been consummated on December 31, 1999. The pro forma statements of earnings give effect to the Arrangement as if it had been consummated on April 1, 1998.

In the pro forma financial statements, Perigee's financial position as of its fiscal period-end and its results of operations for its fiscal periods are deemed indicative of its financial position at Legg Mason's respective fiscal period-end and its results of operations for Legg Mason's respective fiscal periods.

      Perigee's   financial   position  and  results  of  operations  have  been
translated into United States dollars based on the period-end and average exchange rates reported by Bloomberg, respectively.

Note 2.  Accounting Policy Adjustments

Certain adjustments to conform Perigee accounting policies to those of Legg Mason have been reflected in the pro forma financial statements. These adjustments pertain to differences between Canadian and U.S. GAAP with respect to business combinations and the related recognition and amortization of intangible assets; and treatment of shareholder distributions made prior to Perigee's initial public offering. These adjustments had the effect of reducing net earnings by U.S.$3.4 million and U.S.$0.9 million in the year ended March 31, 1999 and for the nine months ended December 31, 1999, respectively, and increasing intangible assets by U.S.$16.0 million and stockholders' equity by U.S.$15.7 million. Both companies are completing reviews of their respective accounting policies and differences between U.S. GAAP and Canadian GAAP and do not expect any further adjustments that would be significant to the pro forma combined financial position or results of operations.

Note 3.  Merger Adjustments

Upon consummation of the Arrangement, Legg Mason Canada will issue approximately
5.2 million Exchangeable Shares, subject to possible adjustment in certain circumstances.

Estimated after-tax merger costs of U.S. $3.6 million (U.S.$4.0 million on a pre-tax basis) have been included as an adjustment to the pro forma statement of financial condition.

Note 4.  Earnings Per Common Share

The pro forma basic and diluted earnings per common share for the periods presented is based on the weighted average common shares and share equivalents of Legg Mason and Perigee. The number of Perigee Shares and share equivalents are based on the Exchangeable Shares (each having economic rights equivalent to a Legg Mason Share) that Shareholders would have received had the Arrangement been effected April 1, 1998.

Note 5.  Post-Arrangement Events

The pro forma financial statements do not include integration costs, or other transactions or events that the combined entity may undertake or experience as a result of the Arrangement. As such, any restructuring charges, anticipated increase in revenues, or unexpected cost savings are not presented in the pro forma financial statements.